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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

In connection with the Annual Report of The Home Depot, Inc. (the "Company") on Form 10-K ("Form 10-K") for the period ended January 28, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Carol B. Tomé, Chief Financial Officer and Executive Vice President—Corporate Services of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CAROL B. TOMÉ Carol B. Tomé Chief Financial Officer and Executive Vice President – Corporate Services March 23, 2007

*
A signed original of this written statement required by Section 906 has been provided to The Home Depot, Inc. and will be retained by The Home Depot, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002